UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):           August 14, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-02199 (Commission File Number)	39-0126090 (I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Issuance and Sale of Senior Notes
     The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Notes,” and “Registration Rights Agreement” is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.
First Amendment to Amended and Restated Credit Agreement
     On August 8, 2006, Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”), as borrower, Royal Bank of Canada, as administrative agent, and the lenders named thereto entered into a First Amendment to Amended and Restated Credit Agreement dated as of August 8, 2006 (the “First Amendment”) to its existing Amended and Restated Credit Agreement dated as of January 18, 2006 (the “Credit Agreement”), by and among the Company, Royal Bank of Canada, as administrative agent and Collateral Agent, RBC Capital Markets, as lead arranger and sole bookrunner, and the lenders party thereto.
     The First Amendment, among other things, amends the Credit Agreement to (a) allow the Company to (i) issue and sell $95,000,000 aggregate principal amount of its 9.0% Senior Notes due 2014 (the “Notes” and together with the issuance and sale of the Notes, the “Notes Offering”) and (ii) issue and sell 3,450,000 shares of its common stock, par value $0.01 per share, in the Company’s concurrent public stock offering (the “Public Offering”), (b) allow the Company to use the net proceeds from the Notes Offering and the Public Offering to purchase all the outstanding capital stock of DLS Drilling Logistics and Services Corporation (“DLS” and together with the purchase of all of the stock of DLS, the “DLS Acquisition”), (c) exclude certain existing indebtedness and investments of DLS and investments and indebtedness related to the DLS Acquisition from the covenants contained in the Credit Agreement and (d) increase the amount of permitted lease obligations and capital expenditures.
Item 2.03. Creation of a Direct Financial Obligation.
Issuance and Sale of Senior Notes
     On August 14, 2006, the Company successfully completed the issuance and sale of the Notes. The Notes are jointly and severally, fully and unconditionally guaranteed by each of the Company’s material domestic restricted subsidiaries (the “Guarantees”). The Notes and the Guarantees were offered and sold in private transactions in conformance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the Guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The Company issued the Notes pursuant to an indenture, dated as of January 18, 2006, by and among the Company, the guarantor parties thereto (the “Guarantors”) and Wells Fargo Bank, N.A., as trustee (the “Indenture”).

     The Company intends to use net proceeds from the sale of the Notes to finance a portion of the purchase price for the DLS Acquisition.
     Interest on the Notes will accrue from July 15, 2006 at a rate of 9.0% per year. Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2007. The Notes will mature on January 15, 2014. The Notes are senior unsecured obligations of the Company and rank, in right of payment, equally with all of the Company’s existing and future senior unsecured indebtedness and senior to any existing and future subordinated indebtedness of the Company. The Notes are effectively subordinated to any of the Company’s existing or future secured indebtedness, including under the Credit Agreement and the First Amendment, to the extent of the assets securing such indebtedness. The Guarantees are senior unsecured obligations of the Guarantors and rank, in right of payment, equally with all of the Guarantors’ existing and future senior unsecured indebtedness and senior to any existing and future subordinated indebtedness of the Guarantors. The Guarantees are effectively subordinated to any of the Guarantors’ existing or future secured indebtedness to the extent of the assets securing such indebtedness.
     In connection with the Notes Offering, the Company entered into a First Supplemental Indenture, dated as of August 11, 2006, by and among Allis-Chalmers GP, LLC, a Delaware limited liability company (“GP”), Allis-Chalmers LP, LLC, a Delaware limited liability company (“LP”), Allis-Chalmers Management, LP, a Texas limited partnership (“Management”), Rogers Oil Tool Services, Inc., a Louisiana corporation (“Rogers” and, together with GP, LP and Management, the “Guaranteeing Subsidiaries”), the Company, the other Guarantors (as defined in the Indenture) and Wells Fargo Bank, N.A., pursuant to which each Guaranteeing Subsidiary unconditionally agreed to guarantee the terms and obligations contained in the original Indenture.
     The Company may, at its option, redeem all or part of the Notes, at any time prior to January 15, 2010 at the make-whole price set forth in the Indenture, and on or after January 15, 2010 at fixed redemption prices, plus accrued and unpaid interest, if any, to the date of redemption.
     At any time, which may be more than once, before January 15, 2009, the Company may redeem up to 35% of the outstanding Notes with money that it raises in one or more equity offerings at a redemption price of 109.0% of the par value of the Notes redeemed, plus accrued and unpaid interest, as long as:
•	the Company redeems the Notes within 180 days of completing the equity offering; and

•	at least 65% of the aggregate principal amount of Notes initially issued in the Company’s January 2006 senior notes offering remains outstanding after the redemption.
     If the Company experiences certain kinds of changes of control, it must give holders of the Notes the opportunity to sell to the Company their Notes at 101% of their principal amount, plus accrued and unpaid interest.

Registration Rights Agreement
     On August 14, 2006, the Company entered into a Registration Rights Agreement with the initial purchaser of the Notes, pursuant to which the Company agreed to use its commercially reasonable efforts to (i) file with the SEC a registration statement on an appropriate form under the Securities Act (the “Exchange Offer Registration Statement”) relating to a registered exchange offer for the Notes under the Securities Act and (ii) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 270 days following January 18, 2006. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.
Agreement Descriptions
     The descriptions of the provisions of the Credit Agreement, the First Amendment, the Indenture, the First Supplemental Indenture and the Registration Rights Agreement set forth above in Items 1.01 and 2.03 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.
Item 8.01. Other Events.
     On August 14, 2006, the Company issued a press release announcing the successful closing of the Notes offering described in Item 2.03 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of January 18, 2006, by and among Allis-Chalmers Energy Inc., the Guarantors and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2006).

4.2*	First Supplemental Indenture, dated as of August 11, 2006, by and among Allis-Chalmers GP, LLC, a Delaware limited liability company, Allis-Chalmers LP, LLC, a Delaware limited liability company, Allis-Chalmers Management, LP, a Texas limited partnership, Rogers Oil Tool Services, Inc., a Louisiana corporation, the Company, the other Guarantors (as defined in the Indenture) and Wells Fargo Bank, N.A.

10.1*	Registration Rights Agreement dated as of August 13, 2006 by and among Allis-Chalmers Energy Inc., the Guarantors named therein and the Initial Purchasers named therein.

10.2	Amended and Restated Credit Agreement dated as of January 18, 2006 by and among Allis-Chalmers Energy Inc., as borrower, Royal Bank of Canada, as administrative agent and Collateral Agent, RBC Capital Markets, as lead arranger and sole bookrunner, and the lenders party thereto(incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2006).

10.3*	First Amendment to Amended and Restated Credit Agreement, dated as of August 8, 2006, by and among the Company, as borrower, Royal Bank of Canada, as administrative agent, and the lenders named thereto.

10.4*	Purchase Agreement dated as of August 8, 2006 by and among Allis-Chalmers Energy Inc., the guarantors listed on Schedule B thereto and RBC Capital Markets Corporation.

99.1*	Press Release dated August 14, 2006 relating to the closing of the Notes offering.

* Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: August 14, 2006	By:	Victor M. Perez
Victor M. Perez
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of January 18, 2006, by and among Allis-Chalmers Energy Inc., the Guarantors and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2006).

4.2*	First Supplemental Indenture, dated as of August 11, 2006, by and among Allis-Chalmers GP, LLC, a Delaware limited liability company, Allis-Chalmers LP, LLC, a Delaware limited liability company, Allis-Chalmers Management, LP, a Texas limited partnership, Rogers Oil Tool Services, Inc., a Louisiana corporation, the Company, the other Guarantors (as defined in the Indenture) and Wells Fargo Bank, N.A.

10.1*	Registration Rights Agreement dated as of August 13, 2006 by and among Allis-Chalmers Energy Inc., the Guarantors named therein and the Initial Purchasers named therein.

10.2	Amended and Restated Credit Agreement dated as of January 18, 2006 by and among Allis-Chalmers Energy Inc., as borrower, Royal Bank of Canada, as administrative agent and Collateral Agent, RBC Capital Markets, as lead arranger and sole bookrunner, and the lenders party thereto(incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2006).

10.3*	First Amendment to Amended and Restated Credit Agreement, dated as of August 8, 2006, by and among the Company, as borrower, Royal Bank of Canada, as administrative agent, and the lenders named thereto.

10.4*	Purchase Agreement dated as of August 8, 2006 by and among Allis-Chalmers Energy Inc., the guarantors listed on Schedule B thereto and RBC Capital Markets Corporation.

99.1*	Press Release dated August 14, 2006 relating to the closing of the Notes offering.

* Filed herewith